UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     October 25, 2023

Essential Utilities, Inc.

(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	001-06659 (Commission File Number)	23-1702594 (I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

 Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws.

On October 25, 2023, the Board of Directors (the “Board”) of Essential Utilities, Inc. (the “Company”) approved and adopted Amended and Restated Bylaws of the Company (the “Bylaws”), effective as of such date. The amendments to the Bylaws principally amend Section 4.14 of the Bylaws to set forth the nomination process whereby a shareholder can submit a nomination for election of a person or persons to serve on the Board, other than pursuant to the “proxy access” nomination process set forth in Section 4.15 of the Bylaws. These changes were made to revise the Company’s prior nomination process to implement the universal proxy rules governing contested elections of directors under Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Significantly, the amendments:

• require the nominating person to provide proper notice and make representations to the Company with respect to any such nominations in accordance with Rule 14a-19 promulgated under the Exchange Act;

• set out the time frames for such notice submissions to the secretary of the Company;

• require any shareholder submitting a nomination for election of a person or persons as a director or directors of the Company to provide the Company with reasonable documentary evidence five business days prior to the annual meeting that the representations made with respect to Rule 14a-19 promulgated under the Exchange Act required to be set forth in such shareholder’s nomination notice have been complied with;

• require any shareholder soliciting proxies in accordance with the representations of Rule 14a-19 to notify the Company of any change in such intent within two business days;

• clarify how votes of shareholders are treated in the event the Company receives proxies for disqualified or withdrawn nominees for the Board;

• limit the number of nominees a shareholder may nominate for election at a meeting of shareholders to the number of directors to be elected at such meeting; and

• require a shareholder soliciting proxies from other shareholders to use a proxy card color other than white.

The amendment and restatement of the Bylaws also makes clarifying changes in other sections of the Bylaws to be consistent with the changes to Section 4.14.

The Company intends to submit the Bylaws, as amended and restated, to the shareholders of the Company at the 2024 annual meeting of shareholders to seek ratification of these changes by the shareholders.

The above description is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statement and Exhibits.

Exhibit No.	Description of Exhibit
3.2	Amended and Restated Bylaws of Essential Utilities, Inc., as adopted by the Board of Directors on October 25, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL UTILITIES, INC.

October 25, 2023	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Executive Vice President, General Counsel